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                                                                EXHIBIT 10.23

                                     BURLINGTON NORTHERN SANTA FE CORPORATION



AMENDMENT OF BURLINGTON NORTHERN
SANTA FE SALARY EXCHANGE OPTION PROGRAM
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        WHEREAS, Burlington Northern Santa Fe Corporation ("Company")
maintains the Burlington Northern Santa Fe Salary Exchange Option Program (the "Program");

        WHEREAS, amendment of the Program is now desirable to make changes permitted by recently adopted changes to Federal securities regulations;

        RESOLVED, that the Program be, and it hereby is amended effective January 1, 1997 in the following particulars:

        1. By deleting the following sentence from Section 5 of the Program where it appears therein:


                         "Notwithstanding the foregoing, and except in
                 the initial Program year, any officer of the Company subject to Section 16(b) of the Securities and Exchange Act of 1934, must make such election not less than six months before the scheduled grant date"

        2. By deleting the following sentence from Section 7 of the Program where it appears therein:

                         "Notwithstanding the foregoing, any officer of the
                Company subject to Section 16(b) of the Securities Exchange Act of 1934, must give notice of termination of participation not less tat six months before the beginning of the next calendar year."

        FURTHER RESOLVED, that each of the Secretary and other officers of the Company are hereby authorized and empowered by and on behalf and in the name of the Company to do and perform or cause to be done and performed, all such acts and deeds and to make, execute, and deliver, or cause to be made, executed and delivered all such agreements, undertakings, documents, instruments, or certificates, as each such officer may deem necessary or appropriate to effectuate or carry out fully the purpose and intent of the foregoing resolutions.






Fort Worth, Texas
January 15, 1997